UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):         October 11, 2012

           Coach, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-16153	52-2242751
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

    516 West 34th Street, New York, NY 10001
(Address of principal executive offices) (Zip Code)

        (212) 594-1850
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Effective as of the end of the first quarter of fiscal 2013, Coach, Inc. (the “Company”) has changed its reportable segments to a geographic focus, recognizing the expansion and growth of sales through its international markets.  This is consistent with organizational changes that were previously announced.

Prior to this change, the Company was organized and reported its results based on directly-operated and indirect business units.  The Company has recently experienced substantial growth in its international business, while at the same time converting formerly wholesale businesses in several key markets such as China, Taiwan and Korea to Company-operated businesses.  Reflecting this growth and corresponding declines in indirect businesses relative to Company-operated, the Company recently announced a realignment of its business units based on geography, with Michael Tucci (President, North American Group) and Victor Luis (President, International Group) now also overseeing the wholesale businesses in their respective markets.  Mr. Tucci and Mr. Luis continue to report directly to Chief Executive Officer Lew Frankfort.

As a result of these changes, as of the end of the Company’s first quarter of fiscal 2013, the Company’s operations now reflect two principal segments:

  North America, which includes sales to consumers through Company-operated stores, sales to wholesale customers and distributors, and Internet sales; and
  International, which includes sales to consumers through Company-operated stores in Japan, Hong Kong, Macau and mainland China, Taiwan, Singapore, Korea and Malaysia, sales to wholesale customers and distributors in over 20 countries, and Internet sales in Japan.

Beginning in the Quarterly Report on Form 10-Q for the quarter ended September 29, 2012, the Company’s reportable segments will be presented as described above.

Exhibit 99.1 to this Form 8-K provides a recasting of the fiscal 2011 and 2012 (including 2012 by quarter) segment reporting financial information to provide historical financial information that is on a consistent basis with our new reporting structure.  The changes in the reportable segment structure discussed above affect only the manner in which the results of the Company’s reportable segments were previously reported.  This Form 8-K does not reclassify nor restate the Company’s previously reported consolidated financial statements for any period, and all other information in the fiscal 2011 and 2012 Form 10-K remains unchanged.  Nor does it reflect any subsequent information or events, other than as required to reflect the change in segments as described above.  This Current Report on Form 8-K, including the exhibit, should be read in conjunction with the fiscal 2011 and 2012 Form 10-K and the Company’s subsequent filings with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

99.1                Schedule of Reclassified Reportable Segments

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 11, 2012

COACH, INC.

By:	/s/ Todd Kahn
Todd Kahn
Executive Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Schedule of Reclassified Reportable Segments